Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

	Years ended December 31,
	2016	2015	2014
		(In thousands)
Income (loss) from continuing operations before taxes:
United States operations	$(25,615)	$(6,924)	$14,042
Foreign operations	152,076	46,864	67,504
Income from continuing operations before taxes	$126,461	$39,940	$81,546
Income tax expense (benefit):
Currently payable
United States federal	$2,981	$—	$6,701
United States state and local	(1,038)	1,789	1,617
Foreign	26,906	17,317	16,592
	28,849	19,106	24,910
Deferred
United States federal	(27,677)	(23,709)	(9,662)
United States state and local	(3,139)	(2,257)	(746)
Foreign	782	(19,708)	(7,388)
	(30,034)	(45,674)	(17,796)
Income tax expense (benefit)	$(1,185)	$(26,568)	$7,114

In addition to the above income tax expense (benefit) associated with continuing operations, we also recorded income tax expense (benefit) associated with discontinued operations of $0.0 million, $0.2 million, and $(0.9) million in 2016, 2015, and 2014, respectively.

	Years Ended December 31,
	2016	2015	2014
Effective income tax rate reconciliation from continuing operations:
United States federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes	(0.9)%	(2.6)%	0.8%
Impact of change in tax contingencies	2.4%	(4.2)%	(7.1)%
Foreign income tax rate differences	(14.0)%	(8.4)%	(17.6)%
Impact of change in deferred tax asset valuation allowance	(7.3)%	(28.6)%	4.7%
Impact of change in legal entity tax status	(5.5)%	—%	—%
Impact of non-taxable interest income	(4.9)%	(15.6)%	(9.2)%
Domestic permanent differences & tax credits	(5.7)%	(42.1)%	2.1%
	(0.9)%	(66.5)%	8.7%

In 2016, the most significant difference between the U.S. federal statutory tax rate and our effective tax rate was the impact of foreign tax rate differences. The statutory tax rates associated with our foreign earnings are generally lower than the statutory U.S. tax rate of 35%. The foreign tax rate differences are most significant in Germany, Canada, and the Netherlands, which have statutory tax rates of approximately 28%, 26%, and 25%, respectively. Foreign tax rate differences resulted in an income tax benefit of $17.7 million, $3.4 million, and $14.4 million in 2016, 2015, and 2014, respectively. Additionally, in 2016 and 2015, our income tax expense was reduced by $2.9 million and $2.5 million, respectively, due to a tax holiday for our operations in St. Kitts. The tax holiday in St. Kitts is scheduled to expire in 2022.
An additional significant difference between the U.S. federal statutory tax rate and our effective tax rate was the impact of domestic permanent differences and tax credits. We recognized a total income tax benefit from domestic permanent differences and tax credits of $13.5 million in 2016. Approximately $13.3 million of that benefit stems from being able to recognize a significant balance of foreign tax credits related to one of our foreign jurisdictions as a result of implementing a tax planning strategy, net of the U.S. income tax consequences.
An additional factor impacting the income tax benefit for 2016 was the reduction of deferred tax valuation allowances related to certain net operating loss carryforwards in several of our foreign jurisdictions. Based on implemented tax planning strategies, a significant portion of the net operating loss carryforwards in these jurisdictions have become realizable, and we realized a net tax benefit of $9.2 million related to changes in the valuation allowance.

We also recognized a $7.0 million tax benefit in 2016 for the reduction of deferred tax liabilities related to a previously completed acquisition. We successfully secured a Private Letter Ruling from the Internal Revenue Service that effectively increased the tax basis in the acquired assets to the full fair value. Accordingly, a book-tax difference was eliminated, and we reversed deferred tax liabilities previously recorded, resulting in the $7.0 million tax benefit.

	December 31,
	2016	2015
	(In thousands)
Components of deferred income tax balances:
Deferred income tax liabilities:
Plant, equipment, and intangibles	$(179,229)	$(203,736)
Deferred income tax assets:
Postretirement, pensions, and stock compensation	35,500	32,831
Reserves and accruals	22,795	44,345
Net operating loss and tax credit carryforwards	245,135	231,892
Valuation allowances	(104,771)	(117,071)
	198,659	191,997
Net deferred income tax asset (liability)	$19,430	$(11,739)

The decrease in deferred income tax liabilities during 2016 is primarily due to the amortization of intangible assets as well as the elimination of deferred taxes on a previously completed acquisition, as discussed above. The decrease in our deferred tax valuation allowance is primarily due to certain net operating loss carryforwards becoming realizable, as discussed above, as well as the impact of foreign currency translation.

As of December 31, 2016, we had $526.2 million of net operating loss carryforwards and $112.5 million of tax credit carryforwards. Unless otherwise utilized, net operating loss carryforwards will expire upon the filing of the tax returns for the following respective years: $17.3 million in 2016, $13.1 million in 2017, $0.4 million in 2018, $34.2 million between 2019 and 2021, and $157.5 million between 2022 and 2036. Net operating losses with an indefinite carryforward period total $303.7 million. Of the $526.2 million in net operating loss carryforwards, we have determined, based on the weight of all available evidence, both positive and negative, that we will utilize $183.9 million of these net operating loss carryforwards within their respective expiration periods. A valuation allowance has been recorded on the remaining portion of the net operating loss carryforwards.
Unless otherwise utilized, tax credit carryforwards of $112.5 million will expire as follows: $12.1 million in 2018, $15.4 million between 2019 and 2021, and $78.5 million between 2022 and 2036. Tax credit carryforwards with an indefinite carryforward period total $6.5 million. We have determined, based on the weight of all available evidence, both positive and negative, that we will utilize $110.2 million of these tax credit carryforwards within their respective expiration periods. A valuation allowance has been recorded on the remaining portion of the tax credit carryforwards.
The following tables summarize our net operating loss carryforwards and tax credit carryforwards as of December 31, 2016 by jurisdiction:

Net Operating Loss Carryforwards
(In thousands)
France	$233,507
United States - various states	169,179
Luxembourg	25,033
Japan	23,651
Australia	12,819
Germany	12,686
Netherlands	8,999
Other	40,369
Total	$526,243

Tax Credit Carryforwards
(In thousands)
United States	$95,181
Canada	17,282
Total	$112,463

It is our practice and intention to reinvest the earnings of our non-U.S. subsidiaries in those operations. As a result, as of December 31, 2016, we have not made a provision for U.S. or additional foreign withholding taxes on approximately $590.3 million of the undistributed earnings of foreign subsidiaries that are considered permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practical to estimate the amount of the deferred tax liability related to investments in these foreign subsidiaries that would be payable if we were not indefinitely reinvested.

In 2016, we recognized a net $3.2 million increase to reserves for uncertain tax positions. A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	2016	2015
	(In thousands)
Balance at beginning of year	$7,293	$10,057
Additions based on tax positions related to the current year	507	544
Additions for tax positions of prior years	2,675	638
Reductions for tax positions of prior years - Settlement	—	(3,765)
Reduction for tax positions of prior years - Statute of limitations	(1)	(181)
Balance at end of year	$10,474	$7,293

The additions for tax positions of prior years relates to an income tax audit of a foreign jurisdiction. The balance of $10.5 million at December 31, 2016, reflects tax positions that, if recognized, would impact our effective tax rate.
As of December 31, 2016, we believe it is reasonably possible that $2.9 million of unrecognized tax benefits will change within the next twelve months primarily attributable to the expected completion of tax audits in foreign jurisdictions.
Our practice is to recognize interest and penalties related to uncertain tax positions in interest expense and operating expenses, respectively. During 2016, 2015, and 2014, we recognized reductions of interest expense of $(0.2) million, $0.0 million, and $(1.1) million, respectively, related to uncertain tax positions. We have approximately $1.2 million and $1.4 million accrued for the payment of interest and penalties as of December 31, 2016 and 2015, respectively.
Our federal tax return for the tax years 2013 and later remain subject to examination by the Internal Revenue Service. Our state and foreign income tax returns for the tax years 2011 and later remain subject to examination by various state and foreign tax authorities.